Exhibit 99.1

Universal Hospital Services, Inc. Investor Presentation Deutsche Bank Leveraged Finance Conference October 2011

2 Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

3 Wave of baby boomers will increase healthcare volumes Challenging economics for State & Federal Governments Increasing costly and complex technology is difficult to make work in the care setting We make it work for Healthcare! UHS Is at the Center of Solutions for Today’s Healthcare Challenges Demand for accountable, measurable and better outcomes Accountable Care UHS brings People, Process & Technology to bear to:

4 UHS is a Leading Provider of Medical Equipment Lifecycle Based Solutions Seattle Spokane Portland Sacramento Oakland San Francisco Fresno Las Vegas Pasadena San Bernardino Anaheim San Diego Phoenix Tucson Albuquerque Salt Lake City Denver Lubbock Midland Dallas Bryan Austin San Antonio Houston New Orleans Shreveport Jackson Birmingham Mobile Little Rock Oklahoma City Tulsa Wichita Kansas City St. Louis Springfield Memphis Nashville Knoxville Atlanta Jacksonville Orlando Tampa West Palm Beach Ft. Lauderdale West Columbia Charlotte Raleigh Louisville Norfolk Richmond Charleston Cincinnati Columbus Indianapolis Bloomington Iowa City Omaha Sioux Falls Fargo Duluth Minneapolis Rochester Rockford Madison Green Bay Milwaukee Marquette Grand Rapids Chicago Detroit Toledo Pittsburgh Cleveland Rochester Boston Hartford Long Island Philadelphia Baltimore / Washington DC Lancaster Honolulu District Office District Office and Center of Excellence Center of Excellence McAllen >80 offices serving >8,600 Customers No direct Medicare / Medicaid reimbursement risk Medical Equipment Fleet of >0.5 million Units Owned or Managed Nationwide Footprint Solutions

5 “Gateway” Solutions Satisfy Peak Need and Fast Response Needs Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Peak Need Rental BioMed Services Gateway Solutions also Serve as the Springboard for Other Offerings

6 UHS is “Full Time Resident” in the Hospital in Comprehensive Solutions Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Asset360TM BioMed360TM Multi-billion $ Addressable Market

7 Asset360™ Pump Efficiency Program Operations Inefficiencies Stranded Capital Current Scenario Asset360 Economic Savings Caregiver Improvements Caregiver Satisfaction Patient Outcomes Costs & Revenue Alignment Operations Improvements Caregiver Issues Wasted time (45 min. per Nurse per shift) Infection control violations Hoarding Fixed Costs, Variable Revenue Equipment Ownership Costs Revenue & Patient Census Hoarding Low equipment utilization Lost & broken equipment No dedicated process Equipment Rental Costs Revenue & Patient Census Pay-per-use Variable Costs Lost Equipment Improved Utilization Typical Utilization 35% 70% Typical Utilization 35% 70% After Asset360 Cash Infusion / Capital Avoidance Income Impact Over 5 Years Neutral to Positive

8 Comprehensive Programs Are More Deeply Penetrated with the Customer and a Channel for Pull-Through Opportunities Peak Need Outsourcing Asset360TM BioMed360TM Average Revenue per Customer ~$20,000 >$800,000 ~$150,000 Wound Therapy Services Patient Handling Rental Agreements Equipment Upgrades Pull-Through Opportunities

9 Gateway & Comprehensive Solutions Establish Credibility to Bring “Vertical” Solutions Negative Pressure Wound Therapy ~$500 million Market Patient Handling (Beds/Surfaces) >$800 million Market Asset360TM BioMed360TM Peak Need Rental BioMed Services Gateway Solutions Vertical Solutions Comprehensive Solutions Acquisition Opportunities Tremendous Capacity for More “Verticals” Via UHS’s Established Infrastructure and ~ 8,600 Customers! Surgical Equipment ~$200 million Market Established Multi-billion $ markets New Multi-billion $ markets

10 Negative Pressure Wound Therapy Negative Pressure Wound Therapy ~$500 million Market Asset360TM BioMed360TM Peak Need Rental BioMed Services Gateway Solutions Vertical Solutions Comprehensive Solutions Established Multi-billion $ markets New Multi-billion $ markets Market is evolving with new entrants and new business models Market has a high service need and UHS remains optimistic that we will continue to bring value as the market evolves Relationship with Smith & Nephew continues through contract expiration in October 2012

11 Emergent provides laser equipment rental, technician and / or disposable product to ~800 hospitals and surgery centers Growth Through Vertical Product Extension UHS Recent Acquisition of Emergent on April 1, 2011 Transaction Overview Expands UHS’s presence in the operating room Leverages Emergent’s offerings into UHS’ national footprint Key Benefits to UHS Emergent market presence

12 2011 Performance & Outlook

13 UHS continues to Build Customers Despite the Economy Total Outsourcing Customers 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2004 2005 2006 2007 2008 2009 2010 2011 Customer Count

14 2011 Outlook Growth in asset management, patient handling and surgical services offset headwinds noted below Headwinds: Economy Hospital census & expense control Weak hospital admissions Health Care Reform uncertainties Bottom Line: UHS continues to drive growth despite the messy economic conditions! Forecasted Adj. EBITDA Growth Fiscal 2011 > 6% Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations UHS

Additional Commitment = ~ $9 $195 Bank Line (as of June 30th) Available Liquidity = ~ $182 Used = ~ $4 Liquidity Profile Remains Solid ($ in millions) Borrowing Base = $186 (Includes LOCs of $4) Excludes capital lease maturities 15 Debt Maturities $- $100 $200 $300 $400 $500 $600 $700 2011 2012 2013 2014 2015 $195 Revolver

Leverage Trend Refer to Appendix for reconciliation of Adjusted EBIDTA to Cash Flow from Operations Note that our calculations include accrued interest for conservatism 16

17 2009 2010 2011 E Adjusted EBITDA $108 $121.6 Low $130’s (Including full year proforma effect of Emergent and Rental Equipment acquisitions) Accrual CAPEX $51 $85 ~ $80 Year-end Leverage 4.8x 4.3x ~ 5.0x (Including the Emergent and Rental Equipment acquisitions, and absent further acquisitions) Guidance for 2011 Remains Unchanged ($ in Millions)

Outlook: UHS Expects Another Solid Growth Year in 2011 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations $175 million Notes Issuance in June ensures adequate liquidity for growth 18 Adj. EBITDA $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011E

Leverage EBITDA Reconciliation: 1998 – LTM Q2 2011 Consolidating Reconciliations Other Reconciliations Appendix 19 Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, ASC 805 impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

Leverage UHS Debt Structure ($ in millions) 12/31/2010 Proforma * 6/30/2011 Floating Rate Notes $ 230.0 $ 230.0 PIK Toggle Notes 230.0 405.0 Bank Line 52.9 - Consolidated Capital Leases 12.1 16.8 Total Dept $ 525.0 $ 651.8 Less: Cash 6/30/11 - (35.9) Add: Equity Payout on 7/1/11 - 32.7 * Add: Accrued Interest 3.6 4.8 Net Debt $ 528.6 $ 653.4 Consolidated LTM Adj EBITDA $ 121.6 $ 132.1 ** Leverage 4.3 4.9 Note that our calculations include accrued interest for conservatism * Impact of the equity payout on July 1 ** Refer to EBITDA Reconciliation on later slide for the Proforma calculations 20

EBITDA Reconciliation: 1998 – LTM 2011 LTM $ in Millions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Q2 Net Cash provided by Operating Activities $ 9.7 $ 15.2 $ 28.2 $ 31.7 $ 40.2 $ 16.0 $ 38.0 $ 44.0 $ 48.9 $ 29.8 $ 56.2 $ 56.0 $ 76.2 $ 65.1 Changes in Operating Assets and Liabilities 1.4 3.7 (3.5) 0.4 4.1 7.9 2.2 2.3 0.7 6.7 3.6 6.2 (2.1) 4.1 Other and Non-Cash Expenses 0.9 0.7 (2.3) (3.7) (11.7) (7.9) (3.4) (3.3) (4.1) (28.5) 6.5 6.3 (11.5) (5.8) Income Tax Expense (1.1) (1.7) 0.1 0.1 0.1 0.3 1.2 0.8 0.6 (9.7) (15.4) (11.5) 1.7 (1.7) Interest Expense 11.2 18.0 20.7 19.6 18.1 20.2 30.5 31.1 31.6 40.2 46.9 46.5 46.5 47.5 EBITDA 22.1 35.9 43.2 48.1 50.8 36.5 68.5 75.0 77.7 38.5 97.8 103.5 110.8 109.2 Recapitalization, company sale, stock compensation and severence expenses 5.1 - - 1.6 10.1 14.4 - - - 27.2 - - - - Terminated IPO Expenses - - - 1.2 - - - - - - - - - - Loss on extinguishment of debt - - - - - 13.3 - - - 23.4 - - - - Financing and Reorganization Charges $ 5.1 $ - $ - $ 2.8 $ 10.1 $ 27.7 $ - $ - $ - $ 50.6 $ - $ - $ - $ - Management, Board & Strategic Fees - - 0.3 0.4 0.3 0.3 0.7 0.8 1.6 1.0 1.3 1.3 2.4 5.0 Other 2.9 - - - - - - - - (0.7) 0.1 - - - Stock Option Expense - - - - - - - - 1.7 3.7 2.5 1.3 7.3 8.8 ASC 805 Impact - - - - - - - - - 2.4 2.3 2.0 1.1 1.4 Adjusted EBITDA 30.1 35.9 43.5 51.3 61.2 64.5 69.2 75.8 80.9 95.5 104.0 108.1 121.6 124.4 Emergent LTM Proforma EBITDA 9 mos - - - - - - - - - - - - - 6.1 Rental Equipment Acquisition LTM Proforma EBITDA 11 mos - - - - - - - - - - - - - 1.6 Proforma Adjusted EBITDA $ 30.1 $ 35.9 $ 43.5 $ 51.3 $ 61.2 $ 64.5 $ 69.2 $ 75.8 $ 80.9 $ 95.5 $ 104.0 $ 108.1 $ 121.6 $ 132.1 Total Revenue $ 69.4 $ 92.2 $ 106.0 $ 125.6 $ 153.8 $ 171.0 $ 199.6 $ 215.9 $ 225.1 $ 264.0 $ 289.1 $ 297.2 $ 317.4 $ 334.4 Total Debt & Accrued Int, Less Cash & Investments * $ 153.8 $ 192.4 $ 199.0 $ 209.2 $ 205.8 $ 276.7 $ 301.9 $ 305.0 $ 315.0 $ 501.1 $ 521.7 $ 522.3 $ 528.6 $ 653.4 Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) * 5.1 5.4 4.6 4.1 3.4 4.3 4.4 4.0 3.9 5.2 5.0 4.8 4.3 4.9 * As of End of Period 21

Consolidating Reconciliations $ in Millions Consolidated Q2 2011 Consolidated LTM 2011 Actual: UHS PRI Total UHS PRI Total Cash Gross Margin $ 47.3 $ 3.7 $ 51.0 $ 186.6 $ 3.7 $ 190.3 Depreciation - Historical (16.5) (0.6) (17.1) (63.7) (0.6) (64.3) Gross Margin Pre ASC 805 30.8 3.1 33.9 122.9 3.1 126.0 Adj Cash SGA 17.4 1.4 18.8 64.5 1.4 65.9 EBITDA per GAAP 26.1 1.9 28.0 107.3 1.9 109.2 Option Expense 1.1 - 1.1 8.8 - 8.8 Other ASC 805 Impact 0.7 - 0.7 1.4 - 1.4 Board and Strategic Expenses 2.0 0.4 2.4 4.6 0.4 5.0 Adjusted EBITDA 29.9 2.3 32.2 122.1 2.3 124.4 Emergent Acquisition purchased on 4/1/2011 - 6.1 6.1 * Rental Equipment Acquisition purchased on 5/31/2011 0.3 0.3 1.6 1.6 ** Proforma Adjusted EBITDA $ 30.2 $ 2.3 $ 32.5 $ 123.7 $ 8.4 $ 132.1 * Proforma adjustments include 9 months based on estmated 12 month EBITDA of $8.4 million ** One month of the Rental Equipment Acquisition is included in the UHS financial data. Proforma adjustments include 11 months and are based on an estimated 12 month EBITDA of $1.7 million 22

Other Reconciliations * Net of $1.5 cash received and excludes the assumption of $4.8 in capital leases and $2.0 of transaction costs. ACCRUAL CAPEX RECONCILIATION LTM Q2 $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Cash used in Investing Activities $ 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ 74.2 $ 140.5 - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - (65.0) - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 3.3 - - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) (4.7) (5.2) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 11.8 13.5 Accrual CAPEX $ 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ 84.6 $ 83.8 ACQUISITIONS Certain Intellamed Assets $ - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ - $ - UHS by Parent - - - - - - - (335.1) - - - - Emergent, net of cash received - - - - - - - - - - - (58.5) * Other - (7.8) - (1.9) (15.1) (1.1) - - - - - (6.5) Total Acquisitions $ - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ - $ (65.0) 23